UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2022

MATIV HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600 Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

1-800-514-0186

(Registrant’s telephone number, including area code)

Schweitzer-Mauduit International, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

As previously disclosed, on March 28, 2022, Mativ Holdings, Inc. (formerly known as Schweitzer-Mauduit International, Inc.), a Delaware corporation (the “Company”), Neenah, Inc., a Delaware corporation (“Neenah”), and Samurai Warrior Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, effective July 6, 2022 (the “Effective Time”), Merger Sub merged with and into Neenah (the “Merger”), with Neenah surviving the Merger as a wholly owned subsidiary of the Company.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

Under the terms of the Merger Agreement, at the Effective Time of the Merger, each share of common stock, par value $0.01 per share, of Neenah issued and outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement) was converted into the right to receive 1.358 shares of common stock, par value $0.10 per share, of the Company (“Company Common Stock”). No fractional shares of Company Common Stock were issued in the Merger, and Neenah shareholders became entitled to receive cash in lieu of any fractional shares.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2022, and is incorporated herein by reference.

Item 2.03.	Creation of a Contingent Obligation under Certain Off-Balance Sheet Arrangements.

The information set forth in the Introductory Note is incorporated herein by reference.

In connection with the consummation of the Merger, on July 5, 2022, the Company borrowed $650 million under the delayed draw term loan facility of its existing credit agreement, dated as of September 25, 2018 (as amended by that certain First Amendment, dated as of February 9, 2021, that certain Second Amendment and Consent, dated as of March 8, 2021, that certain Third Amendment, dated as of April 20, 2021, that certain Fourth Amendment, dated as of February 22, 2022, and by that certain Fifth Amendment, dated as of May 6, 2022, the “Credit Agreement”), by and among the Company, certain of its subsidiaries and the lenders party thereto, and used the proceeds of such borrowing to repay existing indebtedness of Neenah as described below and to pay other costs and expenses in connection with the Merger. Neenah and certain of its subsidiaries became guarantors under the Credit Agreement pursuant to customary joinder documentation.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 9, 2022, and is incorporated herein by reference.

In connection with the consummation of the Merger, on July 5, 2022, certain indebtedness of Neenah was repaid including all indebtedness under (a) that certain Fourth Amended and Restated Credit Agreement, dated as of December 10, 2018, by and among Neenah, certain of its subsidiaries, and the lenders party thereto, and (b) that certain Amended and Restated Term Loan Credit Agreement, dated as of April 6, 2021, by and among Neenah, certain of its subsidiaries, and the lenders party thereto.

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Appointment of Directors

Following the consummation of the Merger, the Board of Directors of the Company (the “Board”) consists of the following nine members:

NAME	CLASS	Term Ending

Marco Levi	Class I	2023 Annual Meeting
Jeffrey Keenan	Class I	2023 Annual Meeting
William M. Cook	Class I	2023 Annual Meeting
Shruti Singhal	Class II	2024 Annual Meeting
Tony R. Thene	Class II	2024 Annual Meeting
Anderson D. Warlick	Class II	2024 Annual Meeting
Julie A. Schertell	Class III	2025 Annual Meeting
Dr. Kimberly E. Ritrievi	Class III	2025 Annual Meeting
Dr. John D. Rogers	Class III	2025 Annual Meeting

Pursuant to the Merger Agreement, at the Effective Time, Dr. John D. Rogers, the Company’s non-executive chairman prior to the Effective Time, was reappointed as non-executive chairman of the Board.

Effective as of the Effective Time, the Board also appointed the following directors to serve on the respective committees of the Board and designated the chairs of such committees as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee

Dr. Kimberly E. Ritrievi (Chair)	Anderson D. Warlick (Chair)	Tony R. Thene (Chair)
Dr. John D. Rogers	Marco Levi	Shruti Singhal
Jeffrey Keenan	Tony R. Thene	Anderson D. Warlick
Shruti Singhal		Jeffrey Keenan
William M. Cook

Other than the Merger Agreement, there are no arrangements between the directors and any other person pursuant to which the directors were selected to serve on the Board. There are no transactions in which any director has an interest requiring disclosure under Item 404(a) of Regulation S-K. Each of the independent directors will be compensated in accordance with the Company’s Non-Employee Director Compensation Plan, as it may be amended from time to time. Biographies of the Company’s directors can be found in (i) the proxy statement dated March 18, 2022, filed by the Company, in connection with its 2022 annual meeting of shareholders, in the case of the continuing Company directors; and (ii) the proxy statement dated April 8, 2022, filed by Neenah, in connection with its 2022 annual meeting of shareholders, in the case of the former Neenah directors appointed to the Board at the Effective Time.

Departure of Directors

Pursuant to the Merger Agreement, at the Effective Time, Deborah Borg, Mark Bye, and Jeffrey Kramer tendered their respective resignations as directors from the Board and from all committees of the Board on which such directors served. Prior to the Effective Time, Ms. Borg served on the Company’s Compensation Committee, and Mr. Bye served on the Company’s Audit Committee and Nominating and Governance Committee. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

Appointment of Principal Officers

Effective as of the Effective Time, the Board also appointed the following principal officers: Ms. Julie A. Schertell, as the Company’s President and Chief Executive Officer, and Mr. Omar Hoek, as the Company’s Chief Operating Officer.

A biography for Ms. Schertell can be found in the proxy statement dated April 8, 2022, filed by Neenah, in connection with its 2022 annual meeting of shareholders. Other than the Merger Agreement, there are no arrangements between Ms. Schertell and any other person pursuant to which Ms. Schertell was selected as Chief Executive Officer of the Company. There are no family relationships between Ms. Schertell and any of the Company’s directors or executive officers, and the Company has not entered into any transactions with Ms. Schertell that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A biography for Mr. Hoek can be found in the Company’s Form 10-K for its fiscal year ended December 31, 2021, filed with the SEC on March 1, 2022. Other than the Merger Agreement, there are no arrangements between Mr. Hoek and any other person pursuant to which Mr. Hoek was selected as Chief Operating Officer of the Company. There are no family relationships between Mr. Hoek and any of the Company’s directors or executive officers, and the Company has not entered into any transactions with Mr. Hoek that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Departure of Principal Officer and Named Executive Officer

Effective as of the Effective Time, Dr. Kramer tendered his resignation as the Company’s Chief Executive Officer. Dr. Kramer had previously served as the Company’s Chief Executive Officer since April 21, 2017. This resignation was not a result of any disagreement between the Company and Dr. Kramer on any matter relating to the Company’s operations, policies or practices.

Coincident with his resignation, Dr. Kramer has entered into a Transition Services Agreement. Under the Transition Services Agreement, and in exchange for a waiver and release of claims and a reaffirmation of his restrictive covenant obligations to the Company, Dr. Kramer will be entitled to the severance benefits and accelerated equity treatment as described in the Company’s proxy statement dated May 18, 2022 and further summarized in the Transition Services Agreement. Dr. Kramer will also be engaged as an independent contractor and consultant of the Company to serve as a strategic advisor to Ms. Schertell in her role as the Company’s Chief Executive Officer. The transition services period is intended to be for the period from July 6, 2022 through July 5, 2023, unless earlier terminated by the parties. Dr. Kramer will be paid a monthly fee during the transition services period equal to $166,666.67 each month the Transition Services Agreement remains in effect.

The foregoing summary of the Transition Services Agreement does not purport to be complete and is qualified in its entirety by reference to the Transition Services Agreement with Dr. Kramer, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Effective as of the Effective Time, Tracey Peacock tendered her resignation as the Company’s Executive Vice President, Advanced Materials & Structures. This resignation was not a result of any disagreement between the Company and Ms. Peacock on any matter relating to the Company’s operations, policies or practices.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 6, 2022, in accordance with the Merger Agreement, the Certificate of Incorporation of the Company was amended to change the name of the Company from “Schweitzer-Mauduit International, Inc.” to “Mativ Holdings, Inc.” (the “Name Change Amendment”). A copy of the Name Change Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

At the Effective Time, in accordance with the Merger Agreement, the Amended and Restated Bylaws of the Company were amended and restated to reflect certain governance matters (the “Amended Bylaws”) contemplated by the Merger Agreement. Pursuant to the Amended Bylaws, the Board will have nine (9) members, consisting of five (5) directors designated by the continuing Company directors; and four (4) directors will be designated by Neenah. The Amended Bylaws provide that, from and after the Effective Time until the date of the Company’s annual meeting of stockholders to be held in 2025 (or if an annual meeting of stockholders is not held in 2025, until December 31, 2025), vacancies on the Board created by the resignation, disqualification, removal from office or death of a director will be filled (i) in the case of a vacancy created by the resignation, disqualification, removal from office or death or the nomination of a person following the end of the term of a continuing Company director, by a majority of the continuing Company directors then in office and, (ii) in the case of a vacancy created by the resignation, disqualification, removal from office or death or nomination of a person following the end of the term of a continuing Neenah director, by a majority of the continuing Neenah directors then in office; provided that any such appointment or nomination will be made in accordance with applicable law and the rules of the NYSE.

In addition, the Amended Bylaws provide that from and after the Effective Time and until the date of the Company’s annual meeting of stockholders to be held in 2025 (or if an annual meeting of stockholders is not held in 2025, until December 31, 2025), the Board will have three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The chairperson of each of the Audit Committee and Compensation Committee will be designated by the continuing Company directors, and the chairperson of the Nominating and Governance Committee will be designated by Neenah.

The Amended Bylaws also provide that, promptly after the annual meeting of shareholders to be held in 2024 (or if an annual meeting of stockholders is not held in 2024, promptly after December 31, 2024), the continuing Company directors on the Board will elect a new chair of the Board, to serve until the date of the Company’s annual meeting of stockholders to be held in 2025 (or if an annual meeting of stockholders is not held in 2025, until December 31, 2025).

In addition, the Amended Bylaws provide that from and after the Effective Time and until the date of the Company’s annual meeting of stockholders to be held in 2025 (or if an annual meeting of stockholders is not held in 2025), (i) the removal of the Chief Executive Officer with or without cause shall require the approval of 75% of the entire Board and (ii) a vacancy in the office of Chief Executive Officer may be filled by the Board by the affirmative vote of 75% of the entire Board.

From and after the Effective Time and until the date of the Company’s annual meeting of stockholders to be held in 2025 (or if an annual meeting of stockholders is not held in 2025, until December 31, 2025), any amendment to the provisions of the Amended Bylaws described above will require the affirmative vote of at least seventy-five percent (75%) of the entire Board.

The Amended Bylaws further provide that from and after the Effective Time, the Company will be headquartered in Alpharetta, Georgia.

The description of the Amended Bylaws contained in this Item 5.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the Amended and Restated Bylaws of the Company, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01.	Other Events.

On July 6, 2022, the Company and Neenah issued a joint press release announcing the closing of the Merger. A copy of the joint press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The financial statements of Neenah required by this item were previously filed and incorporated by reference in the Company’s Registration Statement on Form S-4 dated May 20, 2022.

(d)        Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment of the Certificate of Incorporation of the Company (filed on August 21, 1995), effective as of July 6, 2022

3.2	Amended and Restated Bylaws of the Company (as amended and restated on July 6, 2022)

10.1	Transition Services Agreement, by and between Jeffrey Kramer and the Company, dated as of July 6, 2022

99.1	Joint Press Release of the Company and Neenah, Inc., dated July 6, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mativ Holdings, Inc.

By:	/s/ Ricardo Nunez
Ricardo Nunez
Chief Legal Officer, Secretary and Chief Compliance Officer

Dated: July 6, 2022